IDENTIFIABLE INTANGIBLE ASSET	0 Months Ended
Dec. 31, 2014
Identifiable Intangible Asset [Abstract]
Identifiable Intangible Asset [Text Block]
NOTE 8 - IDENTIFIABLE INTANGIBLE ASSETS:

Identifiable intangible assets consisted of the following:
	Original amount net of impairment		Accumulated amortization		Amortized balance

	December 31,
	2014	2013	2014	2013	2014	2013

	(U.S. $ in millions)
Product rights	$9,606	$10,037	$5,343	$4,601	$4,263	$5,436
Trade names	243	270	54	55	189	215
Research and development in process	1,060	825	0	0	1,060	825

Total	$10,909	$11,132	$5,397	$4,656	$5,512	$6,476

Product rights and trade names are assets presented at amortized cost. These assets represent a portfolio of pharmaceutical products from various categories with a weighted average life of approximately 10 years. Amortization of intangible assets amounted to $1,036 million, $1,180 million and $1,272 million in the years ended December 31, 2014, 2013 and 2012, respectively.

Teva's in process research and development are assets that have not yet been approved in major markets. Teva's in process research and development is comprised mainly of the following assets: LBR-101 (Labrys) - $439 million; Revascor ® (Cephalon) - $258 million; Reslizumab (formerly known as Cinquil®, Cephalon) - $215 million; and LAMA/LABA (MicroDose) - $62 million. In-process research and development carry intrinsic risks that the asset might not succeed in advanced phases and will be impaired in future periods.

<><><>Impairment of identifiable intangible assets amounted to $224 million, $393 million and $858 million in the years ended December 31, 2014, 2013 and 2012, respectively, and are recorded in earnings under impairments, restructuring and others. See note 19.

<><><>As of December 31, 2014, the estimated aggregate amortization of intangible assets for the years 2015 to 2019 is as follows: 2015—$796 million; 2016—$677 million; 2017—$650 million; 2018—$609 million and 2019—$489 million.